Exhibit 99.1

Addentax Group Corp. Announces $800 Million Plan to Acquire Bitcoin (BTC) and Official Trump (TRUMP)

Shenzhen, May 15, 2025 (PRNewswire) — Addentax Group Corp. (“ATXG” or the “Company”) (Nasdaq: ATXG) today announced that it has been in discussions with a number of substantial and influential Bitcoin and other mainstream Cryptocurrency holders, to acquire up to 8,000 Bitcoins, together with other Cryptocurrencies, such as Official Trump, with an expected current market value of approximately USD 800 million, by issuing shares of common stock. No definitive agreement has been reached.

Based on separate conversations with the Crypto holders, it is believed that they collectively hold approximately 8,000 BTC, bearing profound understanding and networks in the Crypto world. Addentax Group Corp. and its management regard this initiative as the Company’s core action to support its crypto asset long-term investment and holding strategy, at the same time, building up the Company’s networks through bringing influential crypto holders as its shareholders.

ATXG aims to strengthen its balance sheet by acquiring highly-liquid and widely recognized digital assets, while also bringing in new shareholders with demonstrated experience and expertise in the cryptocurrency sector.

This potential plan reflects the management’s long-term strategic view on the evolving digital asset landscape.

Mr. Hong Zhida, Chief Executive Officer of the Company, commented: “This initiative supports the Company’s broader blockchain strategy by facilitating potential acquisitions of digital assets such as Bitcoin and introducing strategic investors with experience in the crypto ecosystem. We believe that certain established digital assets may serve as a stable component of the Company’s long-term holdings, given their liquidity and increasing institutional interest over recent years.”

About Addentax Group Corp.

Addentax Group Corp. is an integrated service provider specializing in garment manufacturing, logistics services, and property management and subleasing. For more information about the Company, please visit the website: https://www.addentax.com/.

Caution Concerning Forward Looking Statements

All statements other than statements of historical fact in this announcement are forward-looking statements in nature within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks and uncertainties and are based on current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, results of operations, business strategy and financial needs. Words or phrases such as “may,” “will,” “expect,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “is/are likely to” or other similar expressions are intended to identify such forward-looking statements. The Company undertakes no obligation to update forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and the Company cautions investors that actual results may differ materially from the anticipated results and encourages investors to consider risk factors, including those described in the Company’s filings with the SEC, that may affect the Company’s future results. All forward-looking statements attributable to the Company and its subsidiaries or persons acting on their behalf are expressly qualified in their entirety by these risk factors. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us. These forward-looking statements are based on information currently available to Addentax and its current plans or expectations and are subject to a number of known and unknown uncertainties, risks and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These and other important factors are described in detail in the “Risk Factors” section of Addentax’s Annual Report on Form 10-K for the year ended March 31, 2024. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this press release and other statements made from time to time by us or our representatives might not occur.

Company Contact:

Public Relations Contact:

Addentax Group Corp.

Phone: + (86) 755 86961 405

xinyee.lee@zgyingxi.com

Investor Relations Contact:

Sherry Zheng

WAVECREST GROUP INC.

1-718-213-7386

sherry@wavecrestipo.com